UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): October 23, 2007


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


         820 Moraga Drive, Los Angeles, CA                90049
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       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant

    (a) On October 23, 2007, the Audit Committee of the Board of Directors of The InterGroup Corporation (the "Company") recommended and approved the dismissal of PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm.

The reports of PWC on the financial statements of the Company for the fiscal years ended June 30, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended June 30, 2007 and 2006 and through October 23, 2007, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B), if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in their reports on the Company's financial statements for such years. During the fiscal years ended June 30, 2007 and 2006 and through October 23, 2007, there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has provided PWC with a copy of the above disclosures and has requested that PWC furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. The letter from PWC is filed as Exhibit 16.1 to this Form 8-K.

    (b) On October 23, 2007, the Audit Committee engaged Burr, Pilger & Mayer LLP ("BPM") as the Company's new independent registered public accounting firm. During fiscal years ended June 30, 2007 and 2006 and through October 23, 2007, there were no consultations with BPM on any matters described in
Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-B.


ITEM 9.01.  Financial Statements and Exhibits.

    (d) Exhibits

    16.1 Letter from PricewaterhouseCoopers LLP on change in certifying accountant.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: October 26, 2007                  By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel

                                     -2-
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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

16.1 Letter from PricewaterhouseCoopers LLP on change in certifying accountant.